                                                                   EXHIBIT 23.1

                       CONSENT OF ARTHUR ANDERSEN LLP

     As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on October 23, 1998 (no. 333-66045) of Innotrac Corporation of our reports, dated January 27, 2000, included in the December 31, 1999 Annual Report on Form 10-K of Innotrac Corporation.

/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 24, 2000